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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 18, 2000


                          CAM COMMERCE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                     000-16569                      95-3866450
(State or other                 (Commission                    (IRS Employer
 jurisdiction of                File Number)                 Identification No.)
 incorporation)


                              17520 NEWHOPE STREET
                        FOUNTAIN VALLEY, CALIFORNIA 92708
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 241-9241

                             CAM DATA SYSTEMS, INC.
          (Former name or former address, if changed since last report)

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Item 5. Other Events.

         On July 18, 2000, CAM Commerce Solutions, Inc., a Delaware corporation (formerly known as CAM Data Systems, Inc.) completed the second half of an $8 million private placement of common stock.

         The first half of the private placement was completed on March 28, 2000 for $4 million and covered 250,000 shares of common stock and warrants for an additional 175,000 shares of common stock. It was made pursuant to a Units Purchase Agreement between CAM Commerce Solutions, Inc. and eight purchasers, dated as of March 22, 2000. Under a Registration Rights Agreement with the purchasers, dated as of the same date, CAM Commerce Solutions agreed to register all of the shares for resale. The Units Purchase Agreement required the sale of the remaining 250,000 shares of common stock and warrants for 175,000 shares of common stock to be completed within seven days after the registration statement was declared effective.

         The Registration Statement was declared effective on May 3, 2000. Due to delays in funding by the purchasers, the balance of the private placement was not completed on May 10, 2000.

         On May 22, 2000, one of the eight funds purchased its remaining 31,250 shares of common stock and warrants to purchase an additional 21,875 shares of common stock for an aggregate purchase price of $500,000. On June 29, 2000, four other funds completed their purchase of an aggregate of 93,750 shares of common stock and warrants to purchase an additional 65,625 shares of common stock for a total price of $1,500,000. On July 18, 2000, the three remaining funds, Anegada Fund, Ltd., Tonga Partners, L.P., and The Cuttyhunk Fund Limited completed their purchase of an aggregate of 125,000 shares of common stock and warrants to purchase an additional 87,500 shares of common stock for a total price of $2 million. On all three dates, the common stock was sold to the investors at $16 a share and the warrant exercise price was set at $8.4375 per share.

         A total of 500,000 shares of common stock and warrants to purchase an additional 350,000 shares have been issued in the private placement. The shares issued, exclusive of the shares to be issued upon exercise of the warrants, total approximately 19.95% of the company's outstanding common stock as of March 28, 2000.


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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits:

Exhibit
Number            Description
------            -----------
10.1*             Units Purchase Agreement, dated as of March 22, 2000, by and among the Registrant and the parties identified therein as "Purchasers." (Exhibits excluded)

10.2*             Registration Rights Agreement, dated as of March 22, 2000, by and among the Registrant and the parties identified therein as "Purchasers."

10.3*             Form of Warrant to Purchase Shares of Common Stock of the Registrant

99.1              Text of Press Release dated July 18, 2000


* Incorporated by reference to the Registrant's Report on Form 8-K filed April 11, 2000 (Commission File No. 000-16569)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CAM COMMERCE SOLUTIONS, INC.


Date:  July 19, 2000                        By:  /s/ PAUL CACERES, JR.
                                                ------------------------------
                                                     Paul Caceres, Jr.
                                                Title: Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number            Description
------            -----------
10.1*             Units Purchase Agreement, dated as of March 22, 2000, by and among the Registrant and the parties identified therein as "Purchasers." (Exhibits excluded)

10.2*             Registration Rights Agreement, dated as of March 22, 2000, by and among the Registrant and the parties identified therein as "Purchasers."

10.3*             Form of Warrant to Purchase Shares of Common Stock of the Registrant

99.1              Text of Press Release dated July 18, 2000


* Incorporated by reference to the Registrant's Report on Form 8-K filed April 11, 2000 (Commission File No. 000-16569)